John Hancock Variable Insurance Trust
Supplement dated June 29, 2012
To the Prospectus dated April 30, 2012
American Blue Chip Income & Growth Trust
International Opportunities Trust
500 Index Trust
International Equity Index Trust A
Total Bond Market Trust A
     Fund Reorganizations
On June 28, 2012, the Board of Trustees of John Hancock Variable Insurance Trust (the “Trust”) approved an Agreement and Plan of Reorganization providing for the following reorganizations:

Acquired Fund	Acquiring Fund
American Blue Chip Income & Growth Trust	American Growth-Income Trust
International Opportunities Trust	International Growth Stock Trust
500 Index Trust	500 Index Trust B
International Equity Index Trust A	International Equity Index Trust B
Total Bond Market Trust A	Total Bond Market Trust B
A meeting of the shareholders of each Acquired Fund has been scheduled for Thursday, October 4, 2012 to seek approval of the respective reorganization. Subject to regulatory and shareholder approval, each reorganization is scheduled to occur immediately after the close of business on Friday, November 2, 2012. The consummation of each reorganization is not contingent upon the consummation of any other reorganization.
     International Opportunities Trust
In addition, on or about July 20, 2012, Invesco Advisers, Inc. (“Invesco”), the subadviser to the International Growth Stock Trust, will replace Marsico Capital Management, LLC as the subadviser to the International Opportunities Trust.
In connection with this change, the portfolio managers of the International Opportunities Trust will be:
Clas Olsson. Lead Portfolio Manager (with respect to the fund’s investments in Europe and Canada), who has been with Invesco and/or its affiliates since 1994.
Mark Jason. Portfolio Manager, who has been with Invesco and/or its affiliates since 2001.
Shuxin Cao. Portfolio Manager, who has been with Invesco and/or its affiliates since 1997.
Jason Holzer. Portfolio Manager, who has been with Invesco and/or its affiliates since 1996.
Matthew Dennis. Portfolio Manager, who has been with Invesco and/or its affiliates since 2000.